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                                                                   EXHIBIT 10.19

                        PRIMUS KNOWLEDGE SOLUTIONS, INC.


                     1995 STOCK INCENTIVE COMPENSATION PLAN

                  (as amended and restated on March 12, 1996)


                              SECTION 1.  PURPOSE

     The purpose of the Primus Communications Corporation 1995 Stock Incentive Compensation Plan (the "Plan") is to enhance the long-term profitability and shareholder value of Primus Knowledge Solutions, Inc., a Washington corporation (the "Company"), by offering incentives and rewards to those employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2 below) who are key to the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                            SECTION 2.  DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

2.1  Award

     "Award" means an award or grant made to a Participant pursuant to the Plan, including, without limitation, awards or grants of Options, Stock Appreciation Rights, Stock Awards or any combination of the foregoing.

2.2  Board

     "Board" means the Board of Directors of the Company.

2.3  Cause

     "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, whose determination shall be conclusive and binding.

2.4  Code

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.
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2.5  Common Stock

     "Common Stock" means the common stock, par value $.025 per share, of the Company.

2.6  Corporate Transaction

     "Corporate Transaction" means any of the following events:

          (a) Approval by the holders of the Common Stock of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

          (b) Approval by the holders of the Common Stock of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary (as the term "subsidiary" is defined in Section 8.3 of the Plan) of the Company; or

          (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

2.7  Disability

     "Disability" means "disability" as that term is defined for purposes of the Company's group long-term disability plan or other similar successor plan applicable to salaried employees.

2.8  Early Retirement

     "Early Retirement" means retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.9  Exchange Act

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.10  Fair Market Value

     "Fair Market Value" shall be as established in good faith by the Plan Administrator or (i) if the Common Stock is listed on the Nasdaq National Market, the closing price for the Common Stock as reported by the Nasdaq National Market on the trading day or (ii) if the

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Common Stock is listed on the New York Stock Exchange, the mean of the high and low per share trading prices for the Common Stock as reported in The Wall Street Journal for the New York Stock Exchange--Composite Transactions (or similar successor consolidated transactions reports), for a single trading day.

2.11  Grant Date

     "Grant Date" means the date designated in a resolution of the Plan Administrator as the date an Award is granted. If the Plan Administrator does not designate a Grant Date in the resolution, the Grant Date shall be the date the Plan Administrator adopted the resolution.

2.12  Holder

     "Holder" means the Participant to whom an Award is granted, or the personal representative of a Holder who has died.

2.13  Incentive Stock Option

     "Incentive Stock Option" means an option to purchase Common Stock granted under Section 7 of the Plan with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

2.14  Nonqualified Stock Option

     "Nonqualified Stock Option" means an option to purchase Common Stock granted under Section 7 of the Plan other than an Incentive Stock Option.

2.15  Option

     "Option" means the right to purchase Common Stock granted under Section 7 of the Plan.

2.16  Participant

     "Participant" means an individual who is a Holder of an Award or, as the context may require, any employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary who has been designated by the Plan Administrator as eligible to participate in the Plan.

2.17  Plan Administrator

     "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan under Section 3.1 of the Plan.

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2.18  Restricted Stock

     "Restricted Stock" means shares of Common Stock granted under Section 10 of the Plan the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

2.19  Retirement

     "Retirement" means retirement as of the individual's normal retirement date under the Company's [retirement plan] or other similar successor plan applicable to salaried employees.

2.20  Securities Act

     "Securities Act" means the Securities Act of 1933, as amended.

2.21  Stock Appreciation Right

     "Stock Appreciation Right" means an Award granted under Section 9 of the Plan.

2.22  Stock Award

     "Stock Award" means an Award granted under Section 10 of the Plan.

2.23  Subsidiary

     "Subsidiary," except as expressly provided otherwise, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

2.24  Window Period

     "Window Period" means a period of 10 days on which there is trading in the Common Stock on the Nasdaq National Market or New York Stock Exchange, beginning with the third trading day after disclosure by the Company to the public of its earnings for the fiscal period just ended and ending with the twelfth such day.

2.25  Window Period Fair Market Value

     "Window Period Fair Market Value" means the highest Fair Market Value during a Window Period.

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                           SECTION 3.  ADMINISTRATION

3.1  Plan Administrator

     The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. The composition of any committee responsible for administering the Plan with respect to officers and directors of the Company who are subject to Section 16 of the Exchange Act with respect to securities of the Company shall comply with the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act.

3.2  Administration and Interpretation by the Plan Administrator

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                     SECTION 4.  STOCK SUBJECT TO THE PLAN

4.1  Authorized Number of Shares


4.2  Reuse of Shares

     Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares), including, without limitation, in connection with the cancellation of an Award and the grant of a replacement Award, shall again be

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available for issuance in connection with future grants of Awards under the
Plan. Shares that are subject to tandem Awards shall be counted only once.

                            SECTION 5.  ELIGIBILITY

     Awards may be granted under the Plan to those officers, directors and key employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

                               SECTION 6.  AWARDS

6.1  Form and Grant of Awards

     The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights and Stock Awards. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company.

6.2  Acquired Company Awards

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants and Holders.

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                         SECTION 7.  AWARDS OF OPTIONS

7.1  Grant of Options

     The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2  Option Exercise Price

     The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.

7.3  Term of Options

     The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4  Exercise of Options

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

 Period of Holder's Continuous Employment or
 Service With the Company or Its Subsidiaries
        From the Option Grant Date                Percent of Total Option That Is Exercisable
---------------------------------------------------------------------------------------------
           After 1 year                                               25%
           After 2 years                                              50%
           After 3 years                                              75%
           After 4 years                                             100%

     To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5 of the Plan. The Plan Administrator may determine that an Option

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may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

7.5  Payment of Exercise Price

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash, except that the Plan Administrator may, either at the time the Option is granted or at any time before it is exercised and subject to such limitations as the Plan Administrator may determine, authorize payment in cash and/or one or more of the following alternative forms: (i) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; (ii) a promissory note authorized pursuant to
Section 11 of the Plan; (iii) if the Common Stock is publicly traded, delivery of a properly executed exercise notice, together with irrevocable instructions, to (a) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (b) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or (iv) such other consideration as the Plan Administrator may permit.

7.6  Post-Termination Exercises

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time. In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only: (i) within three years if the termination of the Holder's employment or services are coincident with Disability, (ii) within three months if the termination of the Holder's employment services is coincident with Retirement or Early Retirement at the Company's request or (iii) within three months after the date the Holder ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Holder's employment or services is for any reason other than Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate entitled thereto at any time or from time to time within

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one year after the date of death, but in no event later than the remaining term of the Option. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. Unless the Plan Administrator determines otherwise, a leave of absence approved in accordance with Company procedures shall not be considered a termination of employment or services, except that with respect to Incentive Stock Options such leave of absence shall be subject to any requirements of
Section 422 of the Code.

                 SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS

     To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1  Dollar Limitation

     To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2  10% Shareholders

     If a Participant owns 10% or more of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years.

8.3  Eligible Employees

     Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3 of the Plan, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4  Term

     The term of an Incentive Stock Option shall not exceed 10 years.

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8.5  Exercisability

     An Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death to qualify for Incentive Stock Option tax treatment, except that in the case of termination of employment due to Disability, such Option must be exercised within one year after such termination.

8.6  Taxation of Incentive Stock Option

     In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the date of grant of the Incentive Stock Option and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Committee may require a Participant to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

                     SECTION 9.  STOCK APPRECIATION RIGHTS

9.1  Grant of Stock Appreciation Rights

     The Plan Administrator may grant a Stock Appreciation Right separately or in tandem with a related Option.

9.2  Tandem Stock Appreciation Rights

     A Stock Appreciation Right granted in tandem with a related Option will give the Holder the right to surrender to the Company all or a portion of the related Option and to receive an appreciation distribution (in shares of Common Stock or cash or any combination of shares and cash, as the Plan Administrator shall determine at any time) in an amount equal to the excess of the Fair Market Value for the Window Period during which the Stock Appreciation Right is exercised over the exercise price per share of the right, which shall be the same as the exercise price of the related Option, except that if the right is exercised during a Window Period, the amount will be equal to the excess of the Window Period Fair Market Value for the Window Period during which the Stock Appreciation Right is exercised over the exercise price per share of the right. A tandem Stock Appreciation Right will have the same other terms and provisions as the related Option. Upon and to the extent a tandem Stock Appreciation Right is exercised, the related Option will terminate.

9.3  Stand-Alone Stock Appreciation Rights

     A Stock Appreciation Right granted separately and not in tandem with an Option will give the Holder the right to receive an appreciation distribution in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right, except that if the right is exercised during a Window

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Period, the amount will be equal to the excess of the Window Period Fair Market
Value for the Window Period during which the right is exercised over the exercise price per share of the right. A stand-alone Stock Appreciation Right will have such terms as the Plan Administrator may determine, except that the exercise price per share of the right must be at least equal to 85% of the Fair Market Value on the Grant Date and the term of the right, if not otherwise established by the Plan Administrator, shall be 10 years from the Grant Date.

9.4  Exercise of Stock Appreciation Rights

     Unless otherwise provided by the Plan Administrator in the instrument that evidences the Stock Appreciation Right, the provisions of Section 7.6 of the Plan relating to the termination of a Holder's employment or services shall apply equally, to the extent applicable, to the Holder of a Stock Appreciation Right. Stock Appreciation Rights held by Participants who are subject to
Section 16 of the Exchange Act may be exercised solely in accordance with the requirements for compliance with Rule 16b-3 under the Exchange Act.

                           SECTION 10.  STOCK AWARDS

10.1  Grant of Stock Awards

     The Plan Administrator is authorized to make Awards of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the Plan Administrator shall determine, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services.

10.2  Issuance of Shares

     Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall deliver, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, a stock certificate for the appropriate number of shares of Common Stock.

10.3  Waiver of Restrictions

     Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on

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any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

          SECTION 11.  LOANS, LOAN GUARANTEES AND INSTALLMENT PAYMENTS

     To assist a Holder (including a Holder who is an officer or director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (i) the extension of a loan to the Holder by the Company, (ii) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, will be subject to the Plan Administrator's discretion. Loans, installment payments and guarantees may be granted with or without security. The maximum credit available is the purchase price, if any, of the Common Stock acquired plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

                           SECTION 12.  ASSIGNABILITY

     No Option or Stock Appreciation Right granted under the Plan may be assigned or transferred by the Holder other than by will or by the laws of descent and distribution, and during the Holder's lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Rule 16b-3 under the Exchange Act and Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death.

                            SECTION 13.  ADJUSTMENTS

13.1  Adjustment of Shares

     In the event that at any time or from time to time a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (i) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (ii) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (a) the maximum number of and class of securities subject to the Plan as set forth in Section 4.1 of

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the Plan and (b) the number and class of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

13.2  Corporate Transaction

     Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Option, Stock Appreciation Right or Stock Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested, except that such acceleration will not occur if in the opinion of the Company's accountants it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment or to the extent that the Board determines not to allow for acceleration of vesting. Notwithstanding the foregoing, no Incentive Stock Option shall become exercisable pursuant to this
Section 13.2 without the Holder's consent, if the result would be to cause such Option not to be treated as an Incentive Stock Option (whether by reason of the annual limitation described in Section 8.1 of the Plan or otherwise).

13.3  Further Adjustment of Awards

     Without limiting the preceding Section 13.2 of the Plan, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such actions before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

13.4  Limitations

     The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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                       SECTION 14.  WITHHOLDING OF TAXES

     The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any Award. In such instances, the Plan Administrator may, in its discretion and subject to the Plan and applicable law, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation.

                 SECTION 15.  AMENDMENT AND TERMINATION OF PLAN

15.1  Amendment of Plan

     The Plan may be amended by the shareholders of the Company. The Board may also amend the Plan in such respects as it shall deem advisable; however, to the extent required for compliance with Rule 16b-3 under the Exchange Act, Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will (i) increase the total number of shares as to which Options may be granted or which may be used in payment of Stock Appreciation Rights under the Plan or that may be issued as Restricted Stock,
(ii) materially modify the class of persons eligible to receive Awards, (iii) materially increase the benefits accruing to Participants under the Plan, or
(iv) otherwise require shareholder approval under any applicable law or regulation.

15.2  Termination of Plan

     The Company's shareholders or the Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the Plan's effective date.

15.3  Consent of Holder

     The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, alter or impair any rights or obligations under any Award theretofore granted under the Plan.

                SECTION 16.  REPURCHASE AND FIRST REFUSAL RIGHTS

16.1  Repurchase Rights

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16.2  First Refusal Rights

     Until the date on which the initial registration of the Common Stock under
Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by the Holder of any shares of Common Stock issued pursuant to an Award granted under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

                         SECTION 17.  MARKET STAND-OFF

     In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to an Award granted under this Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed one hundred eighty (180) days. The limitations of this paragraph shall in all events terminate two (2) years after the effective date of the Company's initial public offering.

     Participant shall be subject to the market stand-off provisions of this paragraph provided and only if the officers and directors of the Company are also subject to similar arrangements with respect to shares of the Company held by them (other than any shares to be involved in the offering).

     In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this paragraph, to the same extent the purchased shares are at such time covered by such provisions.

     In order to enforce the limitations of this Section, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable stand-off period.

                              SECTION 18.  GENERAL

18.1  Notification

     The Plan Administrator shall promptly notify a Participant of an Award, and a written grant shall promptly be executed and delivered by or on behalf of the Company.

18.2  Continued Employment or Services; Rights in Awards

     Neither the Plan, participation in the Plan as a Participant nor any action of the Plan Administrator taken under the Plan shall be construed as giving any Participant or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Participant.

18.3  Registration; Certificates for Shares

     The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act of 1933, as amended, or register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

18.4  No Rights as a Shareholder

     No Option, or Stock Appreciation Right shall entitle the Holder to any dividend (except to the extent provided in an Award of Dividend Equivalent Rights), voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Awards, free of all applicable restrictions.

18.5  Compliance With Laws and Regulations

     It is the Company's intention that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Rule, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange

Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

18.6  No Trust or Fund

     The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.7  Severability

     If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

                          SECTION 19.  EFFECTIVE DATE

     The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption or, if earlier, and to the extent required for compliance with Rule 16b-3 under the Exchange Act, at the next annual meeting of the Company's shareholders after adoption of the Plan by the Board.

     Originally adopted by the Board on December 27, 1995, and approved by the Company's shareholders on January 16, 1996; amended and restated by the Board on March 12, 1996; amended by the Board on January 24, 1997; amended by the Board on November 4, 1997; amended by the Board on December 19, 1997; amended by the Board on February 10, 1998, and amendment approved by the Company's shareholders on May 13, 1998.

                        AMENDMENT DATED JANUARY 24, 1997

                                       TO

                       PRIMUS COMMUNICATIONS CORPORATION

                 1995 STOCK INCENTIVE COMPENSATION OPTION PLAN

     The Primus Communications Corporation 1995 Stock Incentive Compensation Plan (as amended and restated on March 12, 1996) (the "1995 Plan"), is hereby further amended as follows:

     Section 16.1 of the 1995 Plan is amended to read in its entirety as follows:

          16.1  Repurchase Rights

               Should the Participant cease to be employed by or provide services to the Company while holding one or more shares of Common Stock issued or issuable pursuant to the exercise of an Option or Stock Appreciation Right granted under this Plan or pursuant to a Stock Award under the Plan, then those shares, including any shares of Restricted Stock that are no longer subject to forfeiture, shall be subject to repurchase by the Company, at the Company's sole discretion, at the Fair Market Value of such shares on the date of such repurchase and the Participant shall have no further shareholder rights with respect to those shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

     The date of the adoption of such amendment by the Board of Directors of the corporation is January 24, 1997.

     The effective date of such amendment shall be January 24, 1997, the date of adoption by the Board.

                        AMENDMENT DATED NOVEMBER 4, 1997

                                       TO

                       PRIMUS COMMUNICATIONS CORPORATION
                     1995 STOCK INCENTIVE COMPENSATION PLAN

     The Primus Communications Corporation 1995 Stock Incentive Compensation Plan, as amended and restated (the "1995 Plan"), was further amended by the Board of Directors on November 4, 1997, as follows:

     Section 4.1 of the 1995 Plan was amended in its entirety to read as follows:

          4.1  Authorized Number of Shares

               Subject to adjustment from time to time as provided in Section
          13.1 of the Plan, a maximum of 4,500,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares.

     The effective date of such amendment shall be November 4, 1997, the date of adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within the requisite period of time.

                       AMENDMENT DATED DECEMBER 19, 1997

                                       TO

                       PRIMUS COMMUNICATIONS CORPORATION
                     1995 STOCK INCENTIVE COMPENSATION PLAN

     The Primus Communications Corporation 1995 Stock Incentive Compensation Plan, as amended and restated (the "1995 Plan"), is hereby further amended as follows:

     Section 4.1 of the 1995 Plan is amended in its entirety to read as follows:

          4.1  Authorized Number of Shares

               Subject to adjustment from time to time as provided in Section
          13.1 of the Plan, a maximum of 6,500,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares.

     The effective date of such amendment shall be December 19, 1997, the date of adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within the requisite period of time.

                       AMENDMENT DATED FEBRUARY 10, 1998

                                       TO

                       PRIMUS COMMUNICATIONS CORPORATION
                     1995 STOCK INCENTIVE COMPENSATION PLAN

     The Primus Communications Corporation 1995 Stock Incentive Compensation Plan, as amended and restated (the "1995 Plan"), is hereby further amended as follows:

     Section 4.1 of the 1995 Plan is amended in its entirety to read as follows:

          4.1  Authorized Number of Shares

               Subject to adjustment from time to time as provided in Section
          13.1 of the Plan, a maximum of 8,500,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares.

     The date of the adoption of such amendment by the Board of Directors of the corporation is February 10, 1998.

     The effective date of such amendment shall be February 10, 1998, the date of adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within the requisite period of time.